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                                                                     Exhibit 4.1

                          [FORM OF FACE OF CERTIFICATE]



              Organized Under the Laws of the State of South Dakota


                                                           CLASS A CAPITAL UNITS
A-

                             LAKE AREA ETHANOL, LLC

THIS CERTIFIES THAT___________________________________________ IS THE OWNER AND
REGISTERED HOLDER OF______________________________________ CLASS A CAPITAL UNITS

                            in Lake Area Ethanol, LLC

TRANSFERABLE ONLY ON THE BOOKS OF THE LIMITED LIABILITY COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

              IN WITNESS WHEREOF, THE SAID LIMITED LIABILITY COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS THIS
              ___ DAY OF ____________________, 200__.


_____________________                                          _________________
     SECRETARY                                                     PRESIDENT


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                        [FORM OF REVERSE OF CERTIFICATE]

              The sale and transfer of the Capital Units represented by this Certificate are restricted by, and subject to, the provisions of the Operating Agreement of Lake Area Ethanol, LLC. The Operating Agreement provides, among other things, that no sale, assignment, transfer, gift, exchange or other disposition of these Capital Units is valid except as specifically provided for in the Operating Agreement. Copies of the Operating Agreement and instructions for transfer, sale or other disposition of these Capital Units are available for inspection at the Company's principal office.

              Any holder of the Class A Capital Units represented by this Certificate has an annual obligation to deliver corn to Lake Area Ethanol, LLC, under the terms of a Corn Delivery Agreement, a copy of which is available for inspection at the Company's principal office.


FOR VALUE RECEIVED ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO ______________

_______________________________________________________________________________,
_____________ CAPITAL UNITS REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________________________________
ATTORNEY TO TRANSFER THE SAID CAPITAL UNITS ON THE BOOKS OF THE WITHIN NAMED LIMITED LIABILITY COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________, 20_____

IN PRESENCE OF ___________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.